UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


               DATE OF EARLIEST REPORTED EVENT - DECEMBER 30, 2005


                        WIRELESS AGE COMMUNICATIONS, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


         NEVADA                     001-31338                    98-0336674
----------------------------      ------------            ----------------------
(State or other jurisdiction      (Commission                 (IRS Employer
      of incorporation)           File Number)            Identification Number)


                            6200 TOMKEN ROAD, UNIT A
                       MISSISSAUGA, ONTARIO CANADA L5T 1X7
                    ----------------------------------------
                    (Address of principal executive offices)


                                 (905) 696-2850
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


|_|   Written communications pursuant to Rule 425 under the Securities Act

|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 5.02: DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On December 30, 2005, Mr. Gary N. Hokkanen, Chief Financial Officer of Wireless Age Communications, Inc. (the "Company"), entered into an Employment Agreement with the Company. Mr. Hokkanen has served as the Company's Chief Financial Officer since May of 2003. The Employment Agreement will be retroactive to October 1, 2005.

The Company previously reported on a Form 8-K filed on October 6, 2005, that Mr. Hokkanen had been compensated through a Management Services Agreement with Simmonds Mercantile and Management Inc. ("SMMI" and the "SMMI Management Services Agreement"). Under the SMMI Management Services Agreement the Company was obligated to pay SMMI US$35,000 per month for the collective services of Mr. John Simmonds, as CEO (prior to his resignation on September 12, 2005), Ms. Carrie Weiler, as Corporate Secretary, and Mr. Hokkanen, as CFO. The Management Services Agreement was terminated effective October 1, 2005 and as part of the Termination Agreement between the Company and SMMI, Mr. Hokkanen was offered employment directly with the Company. Ms. Weiler was offered and accepted a consulting arrangement for her services as Corporate Secretary of the Company.

Under the terms of the Employment Agreement, Mr. Hokkanen will receive annual compensation of CAD$175,000 (approximately US$150,000) beginning January 1, 2006. For the period October 1, 2005 to December 31, 2005, Mr. Hokkanen received annual compensation of CAD$160,000 (approximately US$138,000), the same compensation he received from SMMI under the SMMI Management Services Agreement. Mr. Hokkanen is also to receive an annual bonus of CAD$50,000 (approximately US$43,000) based on a yet to be determined annual criteria. Mr. Hokkanen's Employment Agreement contains other customary terms and conditions.

A copy of the Employment Agreement is attached as Exhibit 99.1 to this Form 8K.


ITEM 9.01: FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1 Employment Agreement between Wireless Age Communications Inc and Gary Hokkanen, dated December 30, 2005.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, Wireless Age Communications, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                         WIRELESS AGE COMMUNICATIONS, INC.

Dated: January 4, 2006

                                         By: /s/ Bradley J. Poulos
                                             -----------------------------------
                                             Name:  Bradley J. Poulos
                                             Title: Chief Executive Officer


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